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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 15, 2005


                        PROVIDENT BANKSHARES CORPORATION
                        --------------------------------
               (Exact name of registrant as specified in charter)


       MARYLAND                     0-16421                    52-1518642
-----------------------         -----------------          ------------------
    (State or other             (Commission File             (IRS Employer
    jurisdiction of                 Number)                Identification No.)
    incorporation)

              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01    OTHER INFORMATION.
             -----------------

         On July 15, 2005, Southern Financial Capital Trust I, a subsidiary of Provident Bankshares Corporation, completed the redemption of Southern Financial Capital Trust I Trust Preferred Securities (NASDAQ: SFFBP).



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PROVIDENT BANKSHARES CORPORATION


                                    By: /s/ Robert L. Davis
                                        ----------------------------------------
                                        Robert L. Davis
                                        General Counsel and Corporate Secretary

Date:  July 15, 2005







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